                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navistar  Financial  Corporation (the
"Corporation"),  subsidiary of International  Truck and Engine  Corporation,  on
Form 10-Q for the period ended January 31, 2003 as filed with the Securities and
Exchange  Commission on the date hereof (the  "Report"),  I, Phyllis E. Cochran,
Principal Executive Officer of the Corporation, certify, pursuant to 18 U.S.C.ss.
1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Corporation.

/s/ Phyllis E. Cochran
Phyllis E. Cochran
Principal Executive Officer
April 28, 2003

This  certification  accompanies  the  Report  pursuant  to  §  906  of the
Sarbanes-Oxley  Act of 2002 and shall not be deemed filed by the Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navistar  Financial  Corporation (the
"Corporation"),  subsidiary of International  Truck and Engine  Corporation,  on
Form 10-Q for the period ended January 31, 2003 as filed with the Securities and
Exchange  Commission on the date hereof (the  "Report"),  I, Andrew J. Cederoth,
Principal Financial Officer of the Corporation, certify, pursuant to 18 U.S.C.ss.
1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Corporation.

/s/ Andrew J. Cederoth
Andrew J. Cederoth
Principal Financial Officer
April 28, 2003

This  certification  accompanies  the  Report  pursuant  to  §  906 of the
Sarbanes-Oxley  Act of 2002 and shall not be deemed filed by the Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.